UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment No. 3

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   September 26, 2016 (December 17, 2015)

Commission File Number:   001-37464

Cemtrex Inc.
(Exact name of small business issuer as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

30-0399914
(IRS Employer Identification No.)

19 Engineers Lane, Farmingdale, New York 11735
(Address of principal executive offices)

6317569116
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K of Cemtrex, Inc. (the “Company”) filed with the Securities and Exchange Commission on December 17, 2015 (the “Original Report”), and amended on March 14, 2016, and June 27, 2016, related to the completion of the Company’s acquisition of Advanced Industrial Services Inc. (AIS), to present as exhibits items required under Item 601(b)(10) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Title
10.1	Stock Purchase Agreement regarding the stock of Advanced Industrial Services, Inc., AIS Leasing Company, AIS Graphic Services, Inc., and AIS Energy Services, LLC, Dated December 15, 2015
10.2	Loan Agreement between Fulton Bank, N.A. and Advanced Industrial Services, Inc., AIS Acquisition, Inc., AIS Leasing Company, dated December 15, 2015
10.3	Promissory Note between Kris L. Mailey and AIS Acquisition, Inc. dated December 15, 2015
10.4	Promissory Note between Michael R. Yergo and AIS Acquisition, Inc. dated December 15, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cemtrex Inc.

Date: September 26, 2016
	By:	/s/ Saagar Govil
Name: Saagar Govil
Title: CEO